UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D. C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d)of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): April 3, 2009

First Financial Holdings, Inc.
(Exact name of registrant as specified in charter)

Delaware	0-17122	57-0866076
State or other jurisdiction of incorporation	Commission File Number	I.R.S. Employer I.D. number

34 Broad Street, Charleston, South Carolina 29401
(Address of principal executive offices)

Registrant's telephone number (including area code): (843) 529-5933

Not applicable
(Former name or former address, if changed since last report)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 -- Regulation FD

Item 7.01 Regulation FD Disclosure

In the press release dated April 3, 2009, First Financial Holdings, Inc. announced a conference call on Friday, April 24, 2009 at 2:00 p.m. EDT to discuss its second quarter fiscal 2009 financial results.

Section 9 -- Financial Statements and Exhibits

          Item 9.01 Financial Statements and Exhibits

           (a) Not applicable.

           (b) Not applicable.

           (c) Exhibits.

                     Exhibit (99.1). Press release dated April 3, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL HOLDINGS, INC

/s/ R. Wayne Hall

R. Wayne Hall
Executive Vice President, Finance
and Chief Financial Officer

Date: April 3, 2009

EXHIBIT INDEX

Exhibit Number	Description

99.1	First Financial Holdings, Inc. announces conference call on Friday, April 24, 2009 to discuss its second quarter fiscal 2009 financial results.